EXHIBIT 99.1

   Accrued Interest Date:                             Collection Period Ending:
   26-Apr-04                                                         30-Apr-04

   Distribution Date:       BMW VEHICLE OWNER TRUST 2001-A            Period #
   25-May-04                ------------------------------                  36


   ------------------------------------------------------------------------------------------

   Balances
   ------------------------------------------------------------------------------------------

                                                             Initial         Period End
     Receivables                                         $1,489,992,840    $170,957,713
     Pre-Funding Account                                    $99,965,067              $0
     Capitalized Interest Account                            $1,045,665              $0
     Reserve Account                                        $22,349,893     $11,924,684
     Yield Supplement Overcollateralization                  $8,157,907        $529,079
     Class A-1 Notes                                       $329,000,000              $0
     Class A-2 Notes                                       $448,000,000              $0
     Class A-3 Notes                                       $499,000,000              $0
     Class A-4 Notes                                       $274,000,000    $138,628,635
     Class B Notes                                          $31,800,000     $31,800,000

   Current Collection Period
   ------------------------------------------------------------------------------------------

     Beginning Receivables Outstanding                    $188,688,292
     Calculation of Total Distribution Amount
       Regular Principal Distributable Amount
         Receipts of Scheduled Principal                   $11,169,698
         Receipts of Pre-Paid Principal                     $6,196,147
         Liquidation Proceeds                                 $226,611
         Principal Balance Allocable to Gross Charge-offs     $138,124

         Release from Pre-Funding Account                           $0
       Total Receipts of Principal                         $17,730,579

       Interest Distribution Amount
         Receipts of Interest                               $1,378,708
         Servicer Advances                                          $0
         Reimbursement of Previous Servicer Advances          ($37,374)
         Accrued Interest on Purchased Receivables                  $0
         Recoveries                                            $89,950
         Capitalized Interest Payments                              $0
         Net Investment Earnings                                $8,119
       Total Receipts of Interest                           $1,439,403

       Release from Reserve Account                                 $0

     Total Distribution Amount                             $19,031,858

     Ending Receivables Outstanding                       $170,957,713

   Servicer Advance Amounts
   ------------------------------------------------------------------------------------------

     Beginning Period Unreimbursed Previous Service         $1,652,698
     Current Period Servicer Advance                                $0
     Current Reimbursement of Previous Servicer Advance       ($37,374)
     Ending Period Unreimbursed Previous Servicer Advances  $1,615,324

   Collection Account
   ------------------------------------------------------------------------------------------

     Deposits to Collection Account                        $19,031,858
     Withdrawals from Collection Account
       Servicing Fees                                         $157,240
       Class A Noteholder Interest Distribution               $665,492
       First Priority Principal Distribution                        $0
       Class B Noteholder Interest Distribution               $144,690
       Regular Principal Distribution                      $17,651,358
       Reserve Account Deposit                                      $0
       Unpaid Trustee Fees                                          $0
       Excess Funds Released to Depositor                     $413,077
     Total Distributions from Collection Account           $19,031,858


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   Excess Funds Released to the Depositor
   ----------------------------------------------------------------------------------------------------
       Release from Reserve Account                        $0
       Release from Collection Account               $413,077
     Total Excess Funds Released to the Depositor    $413,077

   Note Distribution Account
   ----------------------------------------------------------------------------------------------------

     Amount Deposited from the Collection Account $18,461,541
     Amount Deposited from the Reserve Account             $0
     Amount Paid to Noteholders                   $18,461,541

   Distributions
   ----------------------------------------------------------------------------------------------------


     Monthly Principal Distributable Amount    Current Payment   Ending Balance  Per $1,000    Factor
     Class A-1 Notes                                       $0              $0      $0.00        0.00%
     Class A-2 Notes                                       $0              $0      $0.00        0.00%
     Class A-3 Notes                                       $0              $0      $0.00        0.00%
     Class A-4 Notes                              $17,651,358    $138,628,635     $64.42       50.59%
     Class B Notes                                         $0     $31,800,000      $0.00      100.00%

     Interest Distributable Amount             Current Payment     Per $1,000
     Class A-1 Notes                                       $0           $0.00
     Class A-2 Notes                                       $0           $0.00
     Class A-3 Notes                                       $0           $0.00
     Class A-4 Notes                                 $665,492           $2.43
     Class B Notes                                   $144,690           $4.55



   Carryover Shortfalls
   ----------------------------------------------------------------------------------------------------

                                                     Prior Period    Current
                                                       Carryover     Payment  Per $1,000
     Class A-1 Interest Carryover Shortfall                $0           $0        $0
     Class A-2 Interest Carryover Shortfall                $0           $0        $0
     Class A-3 Interest Carryover Shortfall                $0           $0        $0
     Class A-4 Interest Carryover Shortfall                $0           $0        $0
     Class B Interest Carryover Shortfall                  $0           $0        $0


   Receivables Data
   ------------------------------------------------------------------------------------------

                                               Beginning Period      Ending Period
     Number of Contracts                               22,202          21,057
     Weighted Average Remaining Term                    18.96           18.19
     Weighted Average Annual Percentage Rate            7.64%           7.66%

     Delinquencies Aging Profile End of Period  Dollar Amount      Percentage
       Current                                   $147,472,299          86.26%
       1-29 days                                  $17,586,764          10.29%
       30-59 days                                  $4,513,387           2.64%
       60-89 days                                    $626,032           0.37%
       90-119 days                                   $179,690           0.11%
       120+ days                                     $579,540           0.34%
       Total                                     $170,957,713         100.00%
       Delinquent Receivables +30 days past due    $5,898,651           3.45%


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     Charge-offs
       Gross Principal Charge-Offs for Current Period       $138,124
       Recoveries for Current Period                         $89,950
       Net Losses for Current Period                         $48,173

       Cumulative Realized Losses                         $9,159,588


     Repossessions                                       Dollar Amount     Units
       Beginning Period Repossessed Receivables Balan       $554,645        44
       Ending Period Repossessed Receivables Balance        $262,496        25
       Principal Balance of 90+ Day Repossessed Vehicles     $50,192         4



   Yield Supplement Overcollateralization
   ------------------------------------------------------------------------------------------

     Beginning Period Required Amount                       $608,299
     Beginning Period Amount                                $608,299
     Ending Period Required Amount                          $529,079
     Current Period Release                                  $79,220
     Ending Period Amount                                   $529,079
     Next Distribution Date Required Amount                 $457,055

   Capitalized Interest Account
   ------------------------------------------------------------------------------------------

     Beginning Period Required Amount                             $0
     Beginning Period Amount                                      $0
     Net Investment Earnings                                      $0
     Current Period Release to Depositor                          $0
     Ending Period Required Amount                                $0
     Ending Period Amount                                         $0


   Pre-Funding Account
   ------------------------------------------------------------------------------------------

     Beginning Period Amount                                      $0
     Net Investment Earnings                                      $0
     Release to Servicer for Additional Loans                     $0
     Current Period Release for Deposit to Collection Account     $0
     Ending Period Amount                                         $0

   Reserve Account
   ------------------------------------------------------------------------------------------

     Beginning Period Required Amount                    $11,924,684
     Beginning Period Amount                             $11,924,684
     Net Investment Earnings                                  $8,118
     Current Period Deposit                                       $0
     Current Period Release to Collection Account                 $0
     Current Period Release to Depositor                          $0
     Ending Period Required Amount                       $11,924,684
     Ending Period Amount                                $11,924,684


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